                         NOTICE OF GUARANTEED DELIVERY

  This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the Units (each Unit consisting of one share of Callable Common Stock of Tocor II, Inc., one Series T Warrant to Purchase One Share of Centocor, Inc. Common Stock and one Callable Warrant to Purchase One Share of Centocor, Inc. Common Stock) and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand or facsimile transmission or mail to the Depositary. See the Prospectus under the caption "The Exchange Offer--Terms of the Exchange Offer--Procedure for Late Delivery of Tendered Units".

To: First National Bank of Boston, Depositary


         By Mail:            By Overnight Courier:         By Hand:

 The First National Bank   The First National Bank    The First National Bank
        of Boston                 of Boston                  of Boston
      P.O. Box 1889          Shareholder Services        Banc Boston Trust
    Mail Stop 45-01-19             Division             Company of New York
     Boston, MA 02105         150 Royall Street,       55 Broadway, 3rd Floor
                              Mail Stop 45-01-19            New York, NY
                               Canton, MA 02021

                          By Facsimile Transmission:

                                (617) 575-2232
                                      or
                                (617) 575-2233

                              For Confirmation:

                                (617) 575-2700

Gentlemen:

  The undersigned hereby tenders to Centocor, Inc. (the "Purchaser"), upon the terms and subject to the conditions set forth in the Purchaser's Prospectus
dated          , 199  and the related Letter of Transmittal (which together
constitute the "Offer"), receipt of which is hereby acknowledged,     Units
(each Unit consisting of one share of Callable Common Stock of Tocor II, Inc., a British Virgin Islands corporation, one Series T Warrant to Purchase One Share of Centocor, Inc. Common Stock and one Callable Warrant to Purchase One Share of Centocor, Inc. Common Stock), pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer-- Terms of the Exchange Offer--Procedure for Late Delivery of Tendered Units".


                                          SIGN HERE
 Certificate Nos. (if available):


                                          ....................................
 ....................................                (Signature(s))


 ....................................     ....................................
                                                (Name(s)) (Please Print)

                                          ....................................
                                                       (Address)

                                          ....................................
                                                       (Zip Code)

                                          ....................................
                                             (Area Code and Telephone No.)

                                   GUARANTEE


                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Units tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Units complies with Rule 14e-4 and (c) to deliver to the Depositary the Units tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) and any other required documents, all within five trading days on the National Market System of the National Association of Securities Dealers, Inc. automated quotation system.

                                          ....................................
                                                     (Name of Firm)

                                          ....................................
                                                 (Authorized Signature)

                                          ....................................
                                                         (Name)

                                          ....................................
                                                       (Address)

                                          ....................................
                                                       (Zip Code)

                                          ....................................
                                             (Area Code and Telephone No.)

 Dated:    , 199 .

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